Goldman Sachs U.S. Financial Services Conference Greg D. Carmichael President & Chief Executive Officer December 7, 2016 Exhibit 99.1 © Fifth Third Bank | All Rights Reserved

Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12)
changes in accounting policies or procedures as
may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one
or
more acquired entities; (20) difficulties from Fifth
Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (24) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (25) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (26) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause
actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain Non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these Non-GAAP measures. Such forward-looking Non-GAAP measures include return on tangible common equity; net interest margin (FTE); net interest income (FTE); and noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in
Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these Non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict.
As a result, the Bancorp has not provided reconciliations of its forward-looking Non-GAAP measures.
2
©
Fifth Third Bancorp | All Rights Reserved

3
•
$143B Total Assets (#13)
1
•
$94B Total Loans
2
•
61% Commercial
•
39% Consumer
•
$99B Core Deposits
•
$27B AUM
•
115% LCR
•
Tier 1: 11.3%, CET 1: 10.2%,
Leverage Ratio: 9.8%
Sources:
SNL
Financial
–
regulatory
filing
as
of
3Q16,
Earnings
Release
as
of
3Q16;
EOP
Loans
including
loans
HFS
3
EY
2015
Cash
Management
Services
Surveys,
4
Oliver
Wyman
2016
Survey
of
Consumers,
The
2015
Monitor
Top
Bank
50
&
Technology
Issue,
and
6
Experian
Auto
Count
US
States
originations
for
traditional
banks
in
units
2016
through
06/30/2016,
FDIC
2016
Summary
of
Deposits,
ranking
by
MSA,
Mitek
–
2016
Mobile
Deposits
Benchmark
Report,
and
University
of
Michigan
American
Customer
Satisfaction
(ASCI)
Index
#10
Equipment Finance
5
Treasury Management
3
#8
#9
Commercial
&
Industrial
Well-positioned franchise and focused footprint
#9
#11
Non-Captive Prime Auto
Originator
6
Retail Bank
4
In footprint markets
National commercial hub cities
3Q16 Bancorp Overview
Franchise Rankings
#3
-
Banking
Industry
Customer
Satisfaction
Rating
9
2016 Javelin Mobile Banking
Leader: Comprehensive Alerts
#4 -
Mobile Deposit Customer
Experience Rankings
8
Top
5
share
in
11
of
our
15
largest
markets
7
©
Fifth Third Bank | All Rights Reserved
Lending
1
7
5
8

9

Post-election expectations continue to evolve
•
Potential changes in fiscal policy may boost GDP growth and change the course of monetary policy
•
We believe it is more likely that the current credit cycle will continue beyond 2017
•
Our 2017 guidance will not assume any Fed actions beyond the expected Dec-16 move
•
Our asset sensitive balance sheet position is expected to continue to support further NII growth if we see multiple interest rate increases in 2017
•
Direction of credit spreads is uncertain
•
Overall, there is more post-election uncertainty than usual
Industry loan spreads continue to
tighten as balances are growing
Long-end has steepened dramatically;
short-end up only ~5 -
10 bps
1
Bloomberg as of 12/1/16
2
Spreads -
Federal Reserve E.2 Survey of Terms of Business Lending, all C&I loans, 4Q moving average; Balances -
Federal Reserve H.8 C&I
balances for all domestic commercial banks, seasonally adjusted.
Overnight Fed funds rate expectations
0.63
0.94
1.86
2.40
1ML
3ML
6ML
12ML
2YS
3YS
4YS
5YS
7YS
10YS
15YS
20YS
30YS
0.71
0.83
0.93
1.11
1.60
1.82
2016
2017
2018
2019
1,507
1,543
1,564
1,592
1,649
1,675
1,685
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
1/7/16
12/1/16
FOMC Minutes -
9/21/16
Market expectations -
9/21/16
Market expectations -
12/1/16
C&I Balances ($B)
C&I Spreads (%)
4
©
Fifth Third Bancorp | All Rights Reserved
Yield curve change since the election
results
Fed funds rate expectations have
also changed
Banking industry loan spreads and balances
1
2
1
0.54
0.89
1.33
2.05
1.13
1.88
2.63
2.56
2.23

Actions taken in 2016 should help us achieve
our long-term financial targets
•
Balance sheet optimization
•
Reduced auto loan originations to optimize return on capital
•
Continue to target C&I loans with appropriate risk/return profiles
•
Efficient capital utilization
•
73% capital distribution YTD
•
Optimization of Vantiv ownership
•
Emphasizing direct investments that drive growth via partnerships
•
Focused risk management
•
Maintaining credit discipline as reflected in asset quality metrics
•
Balanced interest rate and liquidity risk management
•
Continuous progress toward operational and regulatory excellence
•
Improving operational efficiency
•
Lower than anticipated expense growth YTD
•
Targeting positive operating leverage in 2017
•
Making investments to utilize technology for higher efficiency

©
Fifth Third Bancorp | All Rights Reserved

Decrease in branch network
Branch count to be down ~12% from
announced consolidations
Top 10 contracts renegotiated to
benefit Fifth Third beyond 2016
Re-allocating resources from
retail to other areas
•
Reinvesting savings from branch rationalization into digital technologies to lower operating expenses and grow revenues in retail network
•
$50 million in direct 2017 pre-tax benefit from top ten 2016 contract re-negotiations
•
Rationalizing non-branch facilities and enhancing workspace options
•
Utilizing data and technology infrastructure for headcount and resource re-allocation
•
Targeting significant savings from end-to-end redesign in commercial lending
Lowering expense growth to drive positive
operating leverage
6
-4.5%
19.3%
-1.3%
Retail
IT
Total Bancorp
FTE count: 3Q16 vs. 3Q15
3Q15
4Q15
1Q16
2Q16
3Q16
Banking Centers
3Q16 announced
$48
$50
$63
$85
2016
2017
2018
2019
Projected pre-tax impact of top ten 2016
contract re-negotiations relative to 2015
($s millions)
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Fifth Third Bancorp | All Rights Reserved

•
North Star designed to enhance profitability with stable long-term growth
-
Seeking balanced growth between commercial and consumer businesses
-
Targeting controlled operating expenses and accelerating revenue growth
•
Some initiatives have short-term payoffs; many will impact results beyond 2017 year-end
2017
Select North Star Initiatives
Expanded mortgage capacity via new system
Teller automation
Omni-channel distribution investments
New credit card products and investments in analytics
GreenSky -
originations
Specialty and Asset-Based Lending growth
New vertical build-outs
End-to-end process re-design
Continued capital markets growth
Enhanced profitability measurement capabilities
Treasury Mgmt. product expansion and optimization
Compensation plan re-design / headcount rationalization
Renegotiate major vendor contracts
Automation and robotics initiatives
Non-branch rationalization and workspace management
Primary Focus
Revenue / Expense
Focused on enhancing long-term profitability
R + E
E
R + E
R
R
R
R
R + E
R
R + E
E
E
E
E
Ongoing initiatives
<50%
50-75%
76-100%
R
year-end
2018
year-end
2019
Progress towards full
financial run-rate impact
GreenSky -
full channel integration & digital capabilities
R

Optimizing the use of capital
•
Focused on disciplined market share growth without compromising returns
•
Reducing capital allocation to single-product, low-utilization investment grade corporate relationships; redeploying capital to strategic growth areas
•
Targeting opportunities in consumer lending to optimize returns in areas with high growth potential
–
Personal lending and credit card growth in footprint
As a result of our focus on
profitability, our loan yields
have outperformed peers
Cumulative change
FITB: +10 bps
Peers: +4 bps
Note: Peer Median includes BBT, CFG, CMA, MTB, PNC, RF, STI, USB, and ZION; Company filings.
C&I Loans and Yields
Expanding yields in portfolios
largely concentrated in fixed
rate products
8
0.00%
0.10%
-0.01%
0.01%
-0.04%
0.13%
-0.05%
0.00%
4Q15
1Q16
2Q16
3Q16
Q-Q change in loan yields since the
4Q15 Fed funds rate hike
FITB
Peer Median
$56.98
$57.17
$57.15
$58.16
$57.81
$0.63
$1.53
$2.32
3.09%
3.09%
3.21%
3.22%
3.25%
3Q15
4Q15
1Q16
2Q16
3Q16
Average Commercial Balances ex
deliberate runoff.  ($BN)
Average Balance
Ex. 2016 Runoff
FITB Yield
2.62%
2.67%
2.65%
2.68%
2.71%
3.23%
3.16%
3.14%
3.16%
3.18%
3Q15
4Q15
1Q16
2Q16
3Q16
Auto
Securities
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Fifth Third Bancorp | All Rights Reserved

©
Fifth Third Bancorp | All Rights Reserved
Credit discipline is a top priority
•
Growing loans while maintaining credit discipline
•
Disciplined underwriting standards for CRE client selection
•
Criticized assets at lowest level since Q3 2007; outperforming peers
•
Growth in SNC balances helped achieve profitability with higher credit quality
Note: Peer Median includes BBT, CFG, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, and ZION
1
Source:
Company
10-Q
filings
as
of
6/30/14
and
9/30/16;
CFG
excluded
as
criticized
asset
data
was
not
publicly
disclosed
as
of
6/30/14
2
NPA ratios on a comparable basis to Fifth Third (Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO)
3
Source:
OCC/Federal
Reserve
Shared
National
Credit
Review:
1
st
Quarter
2016
Review
4
Source: Moody’s Investors Service.
2013
2014
2015
2016
YTD
Regionals
20%
28%
19%
16%
FITB
19%
17%
12%
9%
•
3.3% of SNC commitments
criticized compared to 10.3%
for
industry
3
•
Vertical growth can result in
additional SNC commitments
•
SNC
balance
growth
by
year
4
:
Credit quality of SNC portfolio
higher than industry
Declining non performing asset
levels
Decrease in
criticized
assets
Primarily driven
by
energy-related NPAs
Change in commercial
criticized asset ratio
from 2Q14 to 3Q16
-1.5%
-0.5%
0.5%
1.5%
2.5%
3.5%
FITB
MTB
BBT
PNC
HBAN
USB
RF
ZION
STI
KEY
CMA
0.67%
0.65%
0.70%
0.88%
0.86%
0.75%
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
Nonperforming asset ratio
FITB
Peer Median
1
2

10
Targeting growth in
scale and scope within
risk appetite
Committed to higher
profitability and
attractive returns relative
to peer-group
Well-positioned to
achieve long-term
targets under various
economic conditions
In summary
Will create additional
shareholder value
Profitability
Growth
Stability

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Fifth Third Bancorp | All Rights Reserved

11 © Fifth Third Bancorp | All Rights Reserved Appendix

•
4Q16 warrant net exercise and share sale successfully executed; expected to result in ~$6MM after-tax gain and 4 bps increase in CET1
•
Vantiv gains monetized from Fifth Third actions since 4Q15 resulting in ~$493MM in after-tax value to shareholders:
•
4Q15: $32MM related to TRA termination and settlement
•
4Q15: $273MM related to warrant cancellation and share sale gains
•
3Q16: $182MM related to TRA termination and settlement
•
4Q16: $6MM warrant net exercise and share sale gains
•
Still hold 17.9% ownership interest in Vantiv Holdings LLC; retaining 1 board seat
•
Will continue to account for ownership under equity method of accounting
•
Significant contractual arrangements between Fifth Third and Vantiv
Continuing to monetize our Vantiv stake
©
Fifth Third Bancorp | All Rights Reserved

•
NII increased $5MM sequentially while NIM
remained stable at 2.88%
•
Reported noninterest income up 40% sequentially
primarily driven by Vantiv TRA-related items
•
Stable underlying fee revenue
•
Adjusted
:
down
1%
sequentially
primarily
due
to
the
change in MSR valuation adjustments
•
Tightly controlled operating expenses
•
Reported noninterest expenses down $10 million
sequentially
•
Adjusted
expenses
down
1%
sequentially
•
Strategic investments on-track
•
Overall credit conditions benign and in-line with
expectations
Third Quarter 2016
Highlights
1
Non-GAAP
measure:
see
Reg
G
reconciliation
on
page
21
of
this
presentation
and
use
of
non-GAAP
measures
on
page
33
of
the
3Q16
earnings
release
2
See page 14 of this presentation for impact of certain items
Diluted EPS
Reported $0.65
Included $0.22 net positive impact
from
certain
items
Net Income to
Common
$501 million
LCR
115%
13
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Fifth Third Bancorp | All Rights Reserved
1
1
2
1

Significant pre-tax items in 3Q16 results
($0.22 net positive after-tax EPS impact):
—
$280MM pre-tax (~$182MM after-tax) gain
from the termination and settlement of gross
cash flows from Vantiv TRA
—
$28MM pre-tax (~$18MM after-tax) non-cash
impairment charge related to previously
announced changes to the branch network
—
$12MM pre-tax (~$8MM after-tax) charge
related to the Visa total return swap
—
$11MM pre-tax (~$7MM after-tax) gain on the
sale of a non-branch facility
—
$9MM pre-tax (~$6MM after-tax) charge from
the transfer of certain nonconforming
investments affected by the Volcker Rule to
held-for-sale
—
$8MM beneficial tax impact in connection
with certain commercial lease terminations
Core businesses showed solid results given
challenging market conditions
—
Mortgage origination volumes up 7% QoQ
Credit trends
—
NCO ratio of 45 bps; up 8
bps sequentially
—
NPA ratio of 75 bps; down 11 bps
sequentially
3Q16 in review
1
Excludes loans held-for-sale
2
Non-GAAP
measure:
see
Reg
G
reconciliation
on
pages
20
and
21
of
this
presentation
and
use
of
non-GAAP
measures
on
page
33
of
the
3Q16
earnings
release
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Fifth Third Bancorp | All Rights Reserved

Pre-tax pre-provision earnings and efficiency
ratio trend
1
1
Non-GAAP measures: see Reg
G reconciliation on page 21 of this presentation and use of non-GAAP measures on page 33 of the 3Q16 earnings release
2
Prior quarters include similar adjustments.
Adjusted PPNR up 1% sequentially
–
Due to increases in net interest income and
service charges on deposits
Adjusted PPNR down 4% YoY
–
Driven by personnel expenses and changes in
net MSR valuation adjustments
PPNR reconciliation
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Fifth Third Bancorp | All Rights Reserved

$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
$1,750
$650
$1,850
$2,600
$2,850
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
1
Available and contingent borrowing capacity (3Q16):
–
FHLB ~$11.5B available, ~$14.9B total
–
Federal Reserve ~$25.5B
Holding Company:
Bancorp LCR of 115% at 9/30/16
Holding Company cash at 9/30/16: $2.3B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~20 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Bank Entity:
No long-term debt maturities in 3Q16. During the quarter the Bank delivered notice of redemption of $1.75B of senior notes to be redeemed on 10/19/16. These notes had an original maturity date of
11/18/16
Also during the quarter the Bank issued $1.0B of 3-year senior debt in two tranches -
$750MM fixed and $250MM of floating rate securities
2016 Funding Plans:
As of 9/30/16, Fifth Third has completed the refinancing of all 2016 debt maturities and believes these actions are sufficient to satisfy Moody’s
Loss Given Failure (LGF) methodology
Holding company unsecured
debt maturities ($MM)
Bank unsecured debt maturities
($MM –
excl. Retail Brokered & Institutional CDs)
Heavily core funded as of 9/30/16
Strong liquidity profile
S-T
wholesale
4%
1
Represents remaining debt maturities in 2016
©
Fifth Third Bancorp | All Rights Reserved
16
1
Demand
25%
Interest
checking
17%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
2%
Other
liabilities
3%
Equity
12%
L-T debt
12%

35%
46%
19%
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Note: All data as of 9/30/16
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48BN 1ML receive-fix swaps outstanding against C&I loans, which are now being included in fixed
3
Fifth Third had $3.46BN 3ML receive-fix swaps outstanding against long term debt, which are now being included in floating
•
Fixed: $14.3B
1, 2
•
Float: $43.3B
1, 2
•
1ML based: 61%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
6ML based:
1% (of total commercial)
•
Prime based: 5% (of total commercial)
•
Weighted Avg. Life: 1.78 years
•
48% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.18%
•
Duration: 4 years
•
Net unrealized pre-tax gain: $1.2B
•
98% AFS
•
Fixed: $26.5B
•
Float: $10.2B
•
12ML based: 4%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted Avg. Life: 3.32 years
•
Avg. duration of Auto book: 1.30 years
Long Term
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
75% Fix  /  25% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
4% Fix  /  96% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi
Mtg
&
Construction
90% Fix  /  10% Float
Auto
100% Fix  /  0% Float
10% Fix  /  90% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed: $11.8B
•
Float: $5.1B
•
1ML based: <1% (of total long term debt)
•
3ML based: 30%  (of total long term debt)
•
Weighted Avg. Life: 4.59 years
Senior Debt
30% Fix  /  70% Float
Sub Debt
94% Fix  /  6% Float
96% Fix  /  4% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
65%
25%
8%
1%
<1%
©
Fifth Third Bancorp | All Rights Reserved
17
1
3
3
1
Debt
1
Loans
3
7%
12%
74%
7%
21%
28%
43%
6%
2%

Interest rate risk management
Note: Data as of 9/30/16
1.
Actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
57% of total loans are floating rate (75% of commercial considering impacts of interest rate swaps and 28% of consumer)
–
Investment portfolio duration of 4 years
–
Short-term wholesale funding represents approximately 12% of total wholesale funding, or 2% of total funding
–
Approximately $12B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004
–
2006 Fed tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta

©
Fifth Third Bancorp | All Rights Reserved

19 © Fifth Third Bancorp | All Rights Reserved Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale.

Regulation G Non-GAAP reconciliation See page 33 of the 3Q16 earnings release for a discussion on the use of non-GAAP financial measures. 20 © Fifth Third Bancorp | All Rights Reserved

Regulation G non-GAAP reconciliation
See page 33 of the 3Q16 earnings release for a discussion on the use of non-GAAP financial measures.

©
Fifth Third Bancorp | All Rights Reserved
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
September
June
March
December
September
2016
2016
2016
2015
2015
Net interest income (U.S. GAAP)
$907
$902
$903
$899
$901
Add: FTE Adjustment
6
6
6
5
5
Net interest income on an FTE basis (a)
$913
$908
$909
$904
$906
Net interest income on an FTE basis (annualized)
(b)
$3,632
$3,652
$3,656
$3,587
$3,594
Noninterest income (U.S. GAAP)
(c)
$840
$599
$637
$1,104
$713
Gain on sale of Vantiv shares
-
-
-
(331)
-
Gain on Vantiv warrant actions
-
-
-
(89)
-
Vantiv TRA-related transactions
(280)
-
-
(49)
-
Gain from the sale of a non-branch facility
(11)
-
-
-
-
Branch / land impairment charge
28
-
-
-
-
Valuation of 2009 Visa total return swap
12
50
(1)
10
8
Transfer of certain nonconforming investments under Volcker to held-for-sale
9
-
-
-
-
Vantiv warrant valuation
2
(19)
(47)
(21)
(130)
Gain on sale of certain branches
-
(11)
(8)
-
-
Gain on sale of the non-strategic agented bankcard loan portfolio
-
(11)
-
-
-
Securities (gains) / losses
(4)
(6)
(3)
(1)
-
Adjusted noninterest income (d)
$596
$602
$578
$623
$591
MSR valuation adjustments
(9)
6
11
13
8
Adjusted noninterest income, excluding MSR valuation adjustments
$605
$596
$567
$610
$583
Noninterest expense (U.S. GAAP) (e)
$973
$983
$986
$963
$943
Contribution for Fifth Third Foundation
(3)
-
-
(10)
-
Severance expense
(4)
(3)
(15)
(2)
(3)
Retirement eligibility changes
-
(9)
-
-
-
Executive retirements
-
-
-
-
(6)
Adjusted noninterest expense
(f)
$966
$971
$971
$951
$934
Average interest-earning assets
(g)
126,092
126,847
125,651
125,843
124,431
Average assets
(h)
142,726
142,920
141,582
141,973
140,706
Net interest margin
(b) / (g)
2.88%
2.88%
2.91%
2.85%
2.89%
Efficiency ratio
(e) / [(a) + (c)]
55.5%
65.2%
63.8%
48.0%
58.2%
Adjusted efficiency ratio
(f) / [(a) + (d)]
64.0%
64.3%
65.3%
62.2%
62.4%
PPNR (FTE)
(a) + (e) -
(c)
$780
$524
$560
$1,045
$676
Adjusted PPNR
(a) + (d)  -
(f)
$543
$539
$516
$576
$563
Net income attributable to Bancorp (U.S. GAAP)
(i)
$516
$333
$327
$657
$381
Net income to common shareholders (U.S. GAAP)
(j)
$501
$310
$312
$634
$366
Combined pre-tax PPNR adjustments (d) -
(c) + (e) -
(f)
(237)
15
(44)
(469)
(113)
Less: Impact of assumed 35% rate on adjustments
(83)
5
(15)
(164)
(40)
After-tax impacts of certain items (k)
(154)
10
(29)
(305)
(73)
Core net income available to common shareholders
(j) + (k)
$347
$320
$283
$329
$293
Core net income available to common shareholders (annualized)
(l)
$1,380
$1,287
$1,138
$1,305
$1,162
Core net income
(i) + (k)
$362
$343
$298
$352
$308
Core net income (annualized)
(m)
$1,440
$1,380
$1,199
$1,397
$1,222
Average tangible common equity, including unrealized gains & losses, prior 4 quarters (n)
12,750
Core return on average tangible common equity, prior 4 quarters of (j) + (k) / (n)
10.0%
Average Bancorp common shareholders' equity (U.S. GAAP) (o)
15,552
15,253
15,045
14,651
14,484
Core return on assets (annualized)
(m) / (h)
1.01%
0.97%
0.85%
0.98%
0.87%
Core return on equity (annualized)
(l) / (o)
8.88%
8.44%
7.57%
8.91%
8.03%
For the Three Months Ended